                  ANNUAL REPORT
                  OCTOBER 31, 2001

PRUDENTIAL
PACIFIC GROWTH FUND, INC.


                  FUND TYPE
                  Global stock

                  OBJECTIVE
                  Long-term growth of capital

                  This report is not authorized for
                  distribution to prospective investors
                  unless preceded or accompanied by a
                  current prospectus.

                  The views expressed in this report and
                  information about the Fund's portfolio
                  holdings are for the period covered by
                  this report and are subject to change
                  thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                      (LOGO)

Prudential Pacific Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Pacific Growth Fund (the
Fund) invests primarily in stocks of
companies in the Pacific Basin, selecting a diversified portfolio aimed at long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/01
    47.1% Japan
    20.0  Australia
    15.2  Hong Kong
     9.5  Taiwan
     4.0  Korea
     3.9  Singapore
     0.3  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/01
  3.7%  National Australia Bank, Ltd.
        Commercial Banking
  3.2   Toyota Motor Corp.
        Automobiles
  2.9   Nintendo Co., Ltd.
        Toys
  2.7   Hang Seng Bank, Ltd.
        Financial Services
  2.7   Nissan Motor Co., Ltd.
        Automobiles
  2.4   HSBC Holdings PLC
        Commercial Banking
  2.0   Taiwan Semiconductor
        Manufacturing Co., Ltd.
        Electronic Components
  2.0   Kookmin Bank
        Commercial Banking
  1.9   Ricoh Co., Ltd.
        Office Equipment & Supplies
  1.9   Hutchison Whampoa, Ltd.
        Diversified Industries

Holdings are subject to change.

              www.PruFN.com  (800) 225-1852

Annual Report  October 31, 2001

Cumulative Total Returns1                  As of 10/31/01
                                      One       Five     Since
                                      Year     Years   Inception2
Class A                             -29.59%   -49.06%    -16.23%
Class B                             -30.72    -51.34     -22.39
Class C                             -30.29    -51.04     -53.92
Class Z                             -29.89    -48.62     -50.72
Lipper Pacific Region Fund Avg.3    -29.79    -31.87      ***

Average Annual Total Returns1              As of 9/30/01
                                      One       Five     Since
                                      Year     Years   Inception2
Class A                             -44.31%   -14.30%    -2.77%
Class B                             -45.17    -14.30     -3.00
Class C                             -43.07    -14.22    -10.70
Class Z                             -41.82    -13.27    -12.37

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges.
The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales
charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception dates: Class A and Class B,
7/24/92; Class C, 8/1/94; Class Z, 3/1/96.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, and since inception periods in the Lipper Pacific Region Fund category.
Funds in the Lipper Pacific Region Fund
Average concentrate investments in equity securities with primary trading markets or operations concentrated in the Western
Pacific Basin region or a single country within this region.

***Lipper Since Inception returns are
17.46% for Class A and Class B, -30.38%
for Class C, and -32.05% for Class Z,
based on all funds in each share class.

(LOGO)                         December 14, 2001

DEAR SHAREHOLDER,
Over the 12 months ended October 31, 2001 the overall Pacific market fell 28.37% for dollar-based investors, as measured by the Morgan Stanley Capital International All
Country Asia Pacific Free Gross Index
(MSCI AC Asia Pacific Free Gross Index).
("Free" means that it includes only shares available for purchase by foreign investors.) The Prudential Pacific Growth
Fund's Class A shares return of -29.59% (-
33.11% to those paying the maximum one-
time Class A share sales charge) was right in line with the overall market and with the -29.79% Lipper Pacific Region Fund
Average, the Fund's peer group benchmark.

The Fund's performance over the full
reporting period reflects underperformance during the first six months and outperformance during the second. Although one can never be certain about the causes of such a change, it coincides with when JF International
Management Limited assumed day-to-day management of the Fund on May 5, 2001. Prudential selected
JF International Management Limited to
manage the Fund after a thorough review by our research group. For the latter six months, the Fund was in the top quartile of the 74-fund Lipper Pacific Region group.
It had a more successful selection of
Japanese stocks, while continuing to underweight the poor-performing Japanese market.

For more on the Fund's performance, please refer to the Investment Adviser's Report that follows.

Sincerely,

David R. Odenath, Jr., President
Prudential Pacific Growth Fund, Inc.

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2001

INVESTMENT ADVISER'S REPORT

A CHANGE IN ADVISERS
On March 28, 2001, shareholders approved a change in subadviser to the Fund. JF
International Management Limited assumed day-to-day management on May 5, 2001.
Consequently, our discussion of the Fund's performance over the full 12-month reporting period will reflect two different strategies.

WE KEPT OUR EXPOSURE TO JAPAN LOW
The MSCI Japan Index, representing 66% of the MSCI AC Asia Pacific Free Gross Index at the end of the Fund's reporting period, declined by 32.6% over the 12 months.
Together with the impact of reduced
exports to the slowing U.S. and European economies, this was a heavy drag on Pacific Region stocks over the past 12 months.

We maintained a much smaller exposure to Japan than the MSCI AC Asia Pacific Free
Gross Index over the full reporting
period. That helped the Fund's return
substantially because Japan's economy
remained moribund. There was a brief flash of optimism when Junichiro Koizumi--a reform-minded politician who was not part of the ruling clique--was selected Prime
Minister, but it decayed as the continuing strength of the conservative forces in Japan became apparent.

The benefits of low exposure to Japan were
somewhat offset during the first half of
the reporting period by poor returns on
the Fund's selection of stocks. Particularly
poor showings came from the telecommunications
group. Holdings that made large individual
detractions from the Fund's return included
Ryohin Keikaku, NTT DoCoMo, and Askel, all
of which have since been sold from the
portfolio. The Fund's new management restructured
its Japan holdings while keeping the aggregate
exposure low. The new portfolio outperformed the
MSCI Japan Index, led by positive contributions
from Tonen General Sekiyu (an oil and gas
refiner), Fujisawa Pharmaceutical Company,
Yamanouchi Pharmaceutical, and several
electric utilities, including Chubu
Electric Power, Tohuku Electric Power,
Tokyo
                                3

Prudential Pacific Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/01
--------------------------------------------------------
3.7%  National Australia Bank, Ltd./Commercial Banking
      National Australia Bank (NAB), the leading
      Australian bank, has well-diversified
      sources of revenue, including a large fund management subsidiary. Australian banks generally have benefited from central bank monetary easing and a near unprecedented eight consecutive months of trade surplus.
      NAB is established in Australia, New
      Zealand, the United Kingdom, Ireland, and the United States. In our view, this geographical diversification has improved the sustainability of its earnings.

3.2  Toyota Motor Corp./Automobiles
     Toyota Motor, the world's third largest
     auto manufacturer, was Japan's biggest
     income earner in 2000. Its sales are
     geographically diversified. Toyota is
     gaining U.S. market share because of its consistent quality and yen weakness. The company's announced share buy-backs are aimed at preserving an orderly market while Japan's corporations unwind their complicated cross-holdings, but they also increase per-share profits. Toyota's total operating profits and sales grew through its 2000 and 2001 fiscal years.

2.9  Nintendo Co., Ltd./Toys
     Nintendo is a leader in computer game
     consoles and software. There is strong
     demand for its new Gameboy Advance product, especially in Japan, and there are more products in the pipeline. Nintendo's hardware profit margins received a big boost from declining semiconductor and liquid crystal display prices.
     Software development margins are also improving.

2.7  Hang Seng Bank, Ltd./Financial Services
     Hang Seng has one of the two strongest
     banking brands in Hong Kong. Low-cost
     deposits make up a high proportion of its total deposits, and it is a leader in the mortgage market. The bank's 5.5% dividend is particularly attractive, given the recent performance of the equity markets.
     Earnings have been above expectations.

2.7  Nissan Motor Co., Ltd./Automobiles
     Renault installed Carlos Ghosn as
     president of Nissan last year, and he has convincingly turned around the previously struggling automaker while removing much of its old board. Ghosn intends to stay through 2006. Nissan has gained domestic market share, benefiting from several new models. More are in the pipeline. It has ambitious restructuring objectives, and has shown its determination to stay on track.

     Holdings are subject to change.

            www.PruFN.com  (800) 225-1852

Annual Report  October 31, 2001

Electric Power, and Chugoku Electric
Power. Tonen General Sekiyu was among the largest positive contributors to the
Fund's return in the period's second half.

However, Japan holdings continued to
predominate among the largest detractors from the Fund's return. Two of these, Nissan Motor and Toyota Motor (see
Comments on Largest Holdings), were among the Fund's largest holdings at period-end.
The Asian and Japanese auto markets are
reviving, and we expect them to continue to provide at least modest volume growth over the next one to two years. During our reporting period, concern that the slowing
U.S. economy and a stronger yen during the third quarter of 2001 would reduce auto demand hurt the shares of Japanese auto companies. However, auto sales remained strong, and we believe the yen will be a weak currency for some time.

Other Japan holdings included Sony, Nippon
Telegraph and Telephone, Canon, and NEC.
These are leading companies, most with
global franchises. We expect Sony to
benefit from the new generation of game
players because its Playstation is by far the market leader. While Nippon T&T, a Japanese wired telephone utility, should benefit from its ownership of a large share in NTT DoCoMo, the most prominent
Japanese wireless telecommunications
company. Canon continues to be a top
global manufacturer of consumer and office electronics products, as well as of the optical components used in medical equipment and semiconductor manufacturing.

WE OVERWEIGHTED AUSTRALIA...
The MSCI Australia Index indicated a
relatively strong market--in fact, a
positive return--over the full year.
Investors found Australia a defensive
refuge from the political and economic
uncertainties in the Pacific region. The
Fund's performance was hurt in the first
six months by its underweighting of
Australia, but it benefited substantially
from its overweighting--18% on average--in
the latter half of the reporting period.
Our holdings also outperformed the MSCI
Australia Index in the latter half. In
fact, four of the five largest positive
contributors to the Fund's return were
Australian
                                5

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2001

stocks: Westfield Holdings, CSL, Billabong
International, and Westpac Banking. Bank stocks benefited from monetary easing in Australia, as elsewhere, because declining interest rates reduced the cost of borrowing. In addition to Westpac,
Commonwealth Bank of Asia and National
Australia Bank made positive
contributions.

 ...AND OVERWEIGHTED TAIWAN
An overweight in Taiwan helped in the
first half of the year when the MSCI
Taiwan Index declined less than the MSCI
AC Asia Pacific Free Gross Index. However, it hurt in the second half when the Taiwan
Index was below the Region Index, and our holdings underperformed the Taiwan Index.
The slowdown in the electronics industry had a very strong impact on Taiwan, particularly on our shares of United
Microelectronics and Via Technologies.

OUR KOREAN STOCKS WERE MIXED
The semiconductor surplus also had a
devastating impact on the Korean firm
Hynix Semiconductor. It is one of a few
global giants in the industry, but is
poorly financed. During most of the 12-
month period, attention focused on whether the Korean government would allow Hynix to go bankrupt. We took our loss early in the period. Samsung Electronics, however, is a much stronger firm--one of the dominant semiconductor firms that is likely to prosper when the industry revives. A sign that we may not have to wait too long for this was the bottoming early in October of the Philadelphia Semiconductor Index, a widely accepted benchmark of semiconductor stocks. Samsung had a very substantial gain in the first half of the period, making it the largest positive contributor to the Fund over that time, but it retreated slightly in the second half.

A HONG KONG STOCK PEAKED
Cheung Kong is a Hong Kong-based
conglomerate that owns just under 50% of Hutchison Whampoa. Hutchison is itself a conglomerate that is an increasing global force in wireless telecommunications, as well as the world's largest container port company. Cheung Kong is also a major owner
           www.PruFN.com  (800) 225-1852

of Hong Kong real estate. It had a small gain in the first half. However, after we increased the Fund's position, it became the largest detractor from the Fund's return in the latter half of the reporting period. Investors were concerned about
Hutchison's exposure to the weak
telecommunications industry. We think
this is a short-term concern.

LOOKING AHEAD
We believe that the strong response of
central banks around the world to the
events of September 11, particularly that of the U.S. Federal Reserve, has changed the economic outlook substantially.
Monetary easing and bipartisan support for fiscal stimulus initiatives have strengthened the U.S. economic outlook, which should result in greater exports from the Pacific region.

However, the domestic pictures remain
clouded, particularly in Japan. Japan's
financial sector continues to deteriorate despite better stock performance in 2001.
Nonetheless, the weak yen and continuing corporate restructuring are forces for improvement. In addition, we seem to be entering a period of improved relations between the Bank of Japan and the Ministry of Finance.

Geographical asset allocation should be
less important now than individual stock selection, although we are still impressed by the relative strength and stability of the Australian economy during this time of heightened political and economic anxiety.

Prudential Pacific Growth Fund Management Team

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.7%
Common Stocks
-------------------------------------------------------------------------------------
Australia  20.0%
    27,500   AMP, Ltd.                                               $      250,470
   100,000   Australian Gas Light Co., Ltd.                                 448,083
   148,958   AWB, Ltd.(a)                                                   277,355
    50,000   Baycorp Holdings, Ltd.                                         245,991
   110,000   BHP Billiton, Ltd.                                             495,666
   117,500   Billabong International, Ltd.                                  469,697
    20,750   Cochlear, Ltd.                                                 528,755
    38,000   Commonwealth Bank of Australia                                 571,406
    22,000   CSL, Ltd.                                                      558,598
   107,500   Lion Nathan, Ltd.                                              233,793
   115,000   National Australia Bank, Ltd.                                1,773,937
   160,000   Newcrest Mining, Ltd.                                          275,308
   102,500   News Corp., Ltd.                                               707,546
   173,759   Qantas Airways, Ltd.                                           344,576
    86,241   Qantas Airways, Ltd. Placing 2001                              171,022
   135,000   QBE Insurance Group, Ltd.                                      472,076
    84,000   Santos, Ltd.                                                   269,576
   184,000   Telstra Corp., Ltd.                                            461,444
   100,000   Westfield Holdings, Ltd.                                       856,453
    31,500   Woodside Petroleum, Ltd.                                       220,064
                                                                     --------------
                                                                          9,631,816
-------------------------------------------------------------------------------------
Hong Kong  15.2%
    69,000   Cheung Kong (Holdings), Ltd.                                   583,843
   126,000   China Mobile, Ltd.(a)                                          382,036
   213,000   CLP Holdings, Ltd.                                             802,842
   130,000   Hang Seng Bank, Ltd.                                         1,304,160
   700,000   Hong Kong & China Gas Co., Ltd.                                874,995
   232,000   Hong Kong Electric Holdings, Ltd.                              880,406
   200,000   Hong Kong Exchanges & Clearing, Ltd.                           269,229
   107,200   HSBC Holdings PLC                                            1,161,327
   111,000   Hutchison Whampoa, Ltd.                                        896,534
   202,500   Johnson Electric Holdings, Ltd.                                176,538
                                                                     --------------
                                                                          7,331,910
-------------------------------------------------------------------------------------
Japan  47.1%
    55,000   Ajinomoto Co., Inc.                                            595,360

    8                                      See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    55,000   Asahi Breweries, Ltd.                                   $      574,241
    22,000   Canon, Inc.                                                    639,843
    14,000   Capcom Co., Ltd.                                               383,154
    23,000   Chugai Pharmaceutical Co., Ltd.                                336,155
     3,500   Fast Retailing Co., Ltd.                                       407,459
    11,000   Fuji Photo Film Co., Ltd.                                      363,057
   328,000   Japan Energy Corp.                                             554,683
       100   Japan Tobacco, Inc.                                            653,568
    26,000   Kao Corp.                                                      615,988
     4,200   Kyocera Corp.                                                  285,822
    11,900   Matsushita Communication Industrial Co., Ltd.                  334,431
    24,000   Matsushita Electric Industrial Co., Ltd.                       284,302
    54,000   Mitsubishi Estate Co., Ltd.                                    528,067
   199,000   Mitsubishi Heavy Industries, Ltd.                              669,809
     8,200   Murata Manufacturing Co., Ltd.                                 514,489
     9,200   Nintendo Co., Ltd.                                           1,419,027
       205   Nippon Telegraph & Telephone Corp.                             844,083
   295,000   Nissan Motor Co., Ltd.                                       1,301,417
    11,000   Ono Pharmaceutical Co., Ltd.                                   350,476
    27,000   Pioneer Corp.                                                  518,361
     9,400   Promise Co., Ltd.                                              608,210
    55,000   Ricoh Co., Ltd.                                                916,629
     5,000   Rohm Co., Ltd.                                                 532,249
    18,000   Sankyo Co., Ltd.                                               349,986
    46,000   Sharp Corp.                                                    475,765
    33,000   Shionogi & Co., Ltd.                                           590,417
    21,100   Sony Corp.                                                     798,113
    27,000   Taiyo Yuden Co., Ltd.                                          365,279
    15,000   Takeda Chemical Industries, Ltd.                               726,686
     9,800   Takefuji Corp.                                                 813,431
    13,000   TDK Corp.                                                      577,754
     9,300   Tokyo Electron, Ltd.                                           382,166
    54,000   Tonen General Sekiyu K.K.                                      434,100
   148,000   Toshiba Corp.                                                  547,723
    64,500   Toyota Motor Corp.                                           1,565,009
    31,000   Wacoal Corp.                                                   312,520
     3,600   Yamada Denki Co., Ltd.                                         235,284
    11,000   Yamanouchi Pharmaceutical Co., Ltd.                            326,212
                                                                     --------------
                                                                         22,731,325

    See Notes to Financial Statements                                      9

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Korea  4.0%
    37,196   Kookmin Bank                                            $      969,884
    19,000   Korea Gas Corp.                                                245,019
    12,500   Samsung Fire & Marine Insurance Co., Ltd.                      390,927
    14,700   SK Telecom Co., Ltd. (ADR)                                     309,876
                                                                     --------------
                                                                          1,915,706
-------------------------------------------------------------------------------------
Singapore  3.9%
   130,000   Oversea-Chinese Banking Corp., Ltd.                            748,255
   200,000   Singapore Telecommunications, Ltd.                             189,667
   105,000   United Overseas Bank, Ltd.                                     587,092
    72,000   Venture Manufacturing, Ltd.                                    380,870
                                                                     --------------
                                                                          1,905,884
-------------------------------------------------------------------------------------
Taiwan  9.5%
   119,000   Ambit Microsystems Corp.                                       477,379
   177,000   Asustek Computer, Inc.                                         604,953
   280,000   Au Optronics Corp.(a)                                          127,328
    40,000   CMC Magnetics Corp.                                             26,879
   365,000   Compal Electronics, Inc.                                       290,731
   186,000   Hon Hai Precision Industry Co., Ltd.                           689,587
   238,750   Quanta Computer, Inc.                                          511,731
   140,000   Ritek Corp.                                                    135,438
   552,000   Taiwan Semiconductor Manufacturing Co., Ltd.(a)                975,294
   740,000   United Microelectronics Corp.(a)                               608,718
   250,000   Yageo Corp.(a)                                                 145,547
                                                                     --------------
                                                                          4,593,585
                                                                     --------------
             Total common stocks (cost $52,250,788)                      48,110,226
                                                                     --------------
             Total Investments  99.7%
              (cost $52,250,788; Note 4)                                 48,110,226
             Other assets in excess of liabilities  0.3%                    141,868
                                                                     --------------
             Net Assets  100%                                        $   48,252,094
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
PLC--Public Limited Company.
    10                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of October 31, 2001 was as follows:

Electronic Components..................................................   11.5%
Commercial Banking.....................................................   11.1
Financial Services.....................................................    7.6
Automobiles............................................................    5.9
Electrical Services....................................................    5.9
Medical Products & Services............................................    5.6
Real Estate............................................................    4.1
Toys...................................................................    3.7
Telecommunications.....................................................    3.4
Computers..............................................................    3.3
Electronics............................................................    3.3
Gas Distribution.......................................................    3.2
Office Equipment & Supplies............................................    3.2
Beverages & Tobacco....................................................    3.0
Oil-Refining & Marketing...............................................    3.0
Diversified Industries.................................................    2.9
Pharmaceuticals........................................................    2.1
Airlines...............................................................    1.8
Insurance..............................................................    1.7
Telephones.............................................................    1.7
Apparel & Textiles.....................................................    1.6
Entertainment..........................................................    1.5
Diversified Manufacturing..............................................    1.4
Cosmetics/Toiletries...................................................    1.3
Retail.................................................................    1.3
Food Products & Services...............................................    1.2
Audio/Visual...........................................................    1.0
Photography............................................................    0.7
Agricultural Sector....................................................    0.6
Gold Mines.............................................................    0.6
Commercial Services....................................................    0.5
                                                                         -----
                                                                          99.7
Other assets in excess of liabilities..................................    0.3
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $52,250,788)                            $ 48,110,226
Foreign currency, at value (cost $494,543)                               494,518
Receivable for investments sold                                          833,161
Receivable for Fund shares sold                                          441,245
Dividends receivable                                                      89,235
Other assets                                                               6,966
                                                                  ----------------
      Total assets                                                    49,975,351
                                                                  ----------------
LIABILITIES
Payable for Fund shares reacquired                                       591,905
Payable to custodian                                                     526,294
Accrued expenses                                                         294,272
Unrealized depreciation on forward foreign currency contracts            242,632
Management fee payable                                                    32,324
Distribution fee payable                                                  22,445
Withholding taxes payable                                                 13,385
                                                                  ----------------
      Total liabilities                                                1,723,257
                                                                  ----------------
NET ASSETS                                                          $ 48,252,094
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      7,223
   Paid-in capital in excess of par                                   93,526,691
                                                                  ----------------
                                                                      93,533,914
   Undistributed net investment income                                    70,201
   Accumulated net realized loss on investments                      (40,965,453)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (4,386,568)
                                                                  ----------------
Net assets, October 31, 2001                                        $ 48,252,094
                                                                  ----------------
                                                                  ----------------

    12                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($28,615,091 / 4,192,419 shares of common stock issued
      and outstanding)                                                     $6.83
   Maximum sales charge (5% of offering price)                               .36
                                                                  ----------------
   Maximum offering price to public                                        $7.19
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($16,313,438 / 2,528,049 shares of common stock
      issued and outstanding)                                              $6.45
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($2,176,176 / 335,426 shares of common stock issued and
      outstanding)                                                         $6.49
   Sales charge (1% of offering price)                                       .07
                                                                  ----------------
   Offering price to public                                                $6.56
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,147,389 / 167,570 shares of common stock
      issued and outstanding)                                              $6.85
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     13

       Prudential Pacific Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $110,585)         $    833,709
   Interest                                                              172,524
                                                                  ----------------
      Total income                                                     1,006,233
                                                                  ----------------
Expenses
   Management fee                                                        516,710
   Distribution fee--Class A                                              87,297
   Distribution fee--Class B                                             288,342
   Distribution fee--Class C                                              30,351
   Custodian's fees and expenses                                         320,000
   Transfer agent's fees and expenses                                    293,000
   Reports to shareholders                                               280,000
   Registration fees                                                      84,000
   Legal fees and expenses                                                60,000
   Audit fee                                                              36,000
   Directors' fees and expenses                                           14,000
   Miscellaneous                                                           3,883
                                                                  ----------------
      Total operating expenses                                         2,013,583
   Loan interest expense                                                   8,518
                                                                  ----------------
      Total expenses                                                   2,022,101
                                                                  ----------------
Net investment loss                                                   (1,015,868)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                           (32,496,727)
   Foreign currency transactions                                        (635,668)
                                                                  ----------------
                                                                     (33,132,395)
                                                                  ----------------
  Net change in unrealized appreciation/depreciation on:
   Investments                                                        12,931,224
   Foreign currencies                                                   (148,041)
                                                                  ----------------
                                                                      12,783,183
                                                                  ----------------
Net loss on investments and foreign currencies                       (20,349,212)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(21,365,080)
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                       Year Ended October 31,
                                                  ---------------------------------
                                                        2001              2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $   (1,015,868)    $  (1,986,791)
   Net realized gain (loss) on investments and
      foreign currency transactions                   (33,132,395)       21,037,797
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                           12,783,183       (57,985,506)
                                                  ----------------    -------------
   Net decrease in net assets resulting from
      operations                                      (21,365,080)      (38,934,500)
                                                  ----------------    -------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                                  --          (553,645)
      Class B                                                  --          (653,639)
      Class C                                                  --           (36,696)
      Class Z                                                  --          (531,713)
                                                  ----------------    -------------
                                                               --        (1,775,693)
                                                  ----------------    -------------
   Distributions in excess of net investment
      income
      Class A                                                  --          (168,626)
      Class B                                                  --          (396,051)
      Class C                                                  --           (27,107)
      Class Z                                                  --          (130,489)
                                                  ----------------    -------------
                                                               --          (722,273)
                                                  ----------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 5)
   Net proceeds from shares sold                      164,362,944       778,873,547
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                            --         2,368,241
   Cost of shares reacquired                         (205,697,807)     (836,348,877)
                                                  ----------------    -------------
   Net decrease in net assets from Fund share
      transactions                                    (41,334,863)      (55,107,089)
                                                  ----------------    -------------
Total decrease                                        (62,699,943)      (96,539,555)
NET ASSETS
Beginning of year                                     110,952,037       207,491,592
                                                  ----------------    -------------
End of year(a)                                     $   48,252,094     $ 110,952,037
                                                  ----------------    -------------
                                                  ----------------    -------------
------------------------------
(a) Includes undistributed net investment
    income of:                                     $       70,201     $    --
                                                  ----------------    -------------
                                                  ----------------    -------------

    See Notes to Financial Statements                                     15

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements

Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
    16

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
                                                                          17

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $1,515,115, decrease paid-in capital in excess of par by $1,530,479 and increase accumulated net realized losses by $15,364 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies, withholding taxes and net operating losses. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Jennison Associates LLC ('Jennison') provided subadvisory services in connection with the management of the Fund through May 4, 2001. Effective May 5, 2001, PIFM terminated the subadvisory agreement with Jennison and entered into a subadvisory agreement with Jardine Fleming International Management, Inc. ('JF'). PIFM paid for the services of Jennison and JF, the compensation of officers of the
    18

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the year ended October 31, 2001.

      PIMS has advised the Fund that it received approximately $25,100 and $28,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2001. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2001, it received approximately $81,100 and $37,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential'). Effective November 1, 2001, PIFM's name changed to Prudential Investments LLC.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2001, the Fund incurred fees of approximately $256,400 for the services of PMFS. As of October 31, 2001, approximately $19,700 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          19

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 were $101,278,729 and $124,760,622, respectively.

      At October 31, 2001, the Fund had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

Forward Currency                          Value at          Current        Appreciation
Contracts                              Settlement Date       Value        (Depreciation)
-----------------------------------    ---------------     ----------     --------------
Purchased:
  Japanese Yen,
    expiring 12/13/01                    $ 7,742,632       $7,405,247       $ (337,385)
Sold:
  Japanese Yen,
    expiring 12/13/01                      7,500,000        7,405,247           94,753
                                                                          --------------
                                                                            $ (242,632)
                                                                          --------------
                                                                          --------------

      The United States federal income tax basis of the Fund's investments at October 31, 2001 was $52,928,456 and accordingly, net unrealized depreciation for United States federal income tax purposes was $4,818,230 (gross unrealized appreciation--$1,238,084; gross unrealized depreciation--$6,056,314).

      For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001 of approximately $40,447,000 of which $6,178,000 expires in 2006 and $34,269,000 expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
    20

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.

      Transactions in shares of common stock for the year ended October 31, 2001 and 2000 were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  11,654,875    $  97,997,818
Shares reacquired                                           (14,423,772)    (124,923,380)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,768,897)     (26,925,562)
Shares issued upon conversion from Class B                    1,792,668       15,404,950
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (976,229)   $ (11,520,612)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  32,808,321    $ 431,759,479
Shares issued in reinvestment of dividends and
  distributions                                                  43,973          661,353
Shares reacquired                                           (32,235,077)    (433,292,743)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    617,217         (871,911)
Shares issued upon conversion from Class B                    1,030,547       13,967,680
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,647,764    $  13,095,769
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   2,543,492    $  20,766,403
Shares reacquired                                            (3,609,714)     (29,821,278)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,066,222)      (9,054,875)
Shares reacquired upon conversion into Class A               (1,887,063)     (15,404,950)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,953,285)   $ (24,459,825)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   4,933,017    $  65,826,119
Shares issued in reinvestment of dividends and
  distributions                                                  68,317          993,335
Shares reacquired                                            (6,432,158)     (85,696,361)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,430,824)     (18,876,907)
Shares reacquired upon conversion into Class A               (1,070,390)     (13,967,680)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,501,214)   $ (32,844,587)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          21

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,255,670    $  18,222,589
Shares reacquired                                            (2,569,425)     (21,177,108)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (313,755)   $  (2,954,519)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   4,706,959    $  60,275,256
Shares issued in reinvestment of dividends and
  distributions                                                   3,740           54,374
Shares reacquired                                            (4,585,381)     (59,671,718)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   125,318    $     657,912
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   3,351,409    $  27,376,134
Shares reacquired                                            (3,570,222)     (29,776,041)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (218,813)   $  (2,399,907)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  15,766,846    $ 221,012,693
Shares issued in reinvestment of dividends and
  distributions                                                  43,538          659,179
Shares reacquired                                           (18,491,425)    (257,688,055)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,681,041)   $ (36,016,183)
                                                            -----------    -------------
                                                            -----------    -------------

Note 6. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.

      The Fund utilized the line of credit during the year ended October 31, 2001. The average daily balance the Fund had outstanding during the year was approximately $148,952 at a weighted average interest rate of approximately 5.72%.
    22

       Prudential Pacific Growth Fund, Inc.

 Financial
             Highlights

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights

                                                                     Class A(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   9.70
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.09)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (2.78)
                                                                      --------
      Total from investment operations                                   (2.87)
                                                                      --------
Less distributions
Distributions from net investment income                                    --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of year                                          $   6.83
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (29.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 28,615
Average net assets (000)                                              $ 34,919
Ratios to average net assets:
   Total expenses(c)                                                      2.60%
   Operating expenses, including distribution and service
      (12b-1) fees(c)                                                     2.58%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.33%
   Net investment income (loss)                                          (1.12)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 158%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) The Distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.
    24                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class A(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  14.01             $   9.14             $  12.22             $  15.86
    --------             --------             --------             --------
        (.09)                (.04)                 .06                  .02
       (4.01)                4.99                (1.88)               (3.31)
    --------             --------             --------             --------
       (4.10)                4.95                (1.82)               (3.29)
    --------             --------             --------             --------
        (.16)                (.08)                  --                   --
        (.05)                  --                 (.40)                  --
          --                   --                 (.86)                (.35)
    --------             --------             --------             --------
        (.21)                (.08)               (1.26)                (.35)
    --------             --------             --------             --------
    $   9.70             $  14.01             $   9.14             $  12.22
    --------             --------             --------             --------
    --------             --------             --------             --------
      (29.82)%              55.11%              (15.53)%             (21.32)%
    $ 50,141             $ 49,338             $ 22,624             $ 35,860
    $ 53,389             $ 31,281             $ 26,845             $ 73,942
        1.60%                1.72%                1.70%                1.48%
        1.57%                1.72%                1.70%                1.42%
        1.32%                1.47%                1.45%                1.17%
        (.70)%               (.34)%                .63%                 .14%
          93%                 104%                  94%                  81%

    See Notes to Financial Statements                                     25

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   9.30
                                                                  ----------------
Income from investment operations
Net investment loss                                                       (.15)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (2.70)
                                                                  ----------------
      Total from investment operations                                   (2.85)
                                                                  ----------------
Less distributions
Distributions from net investment income                                    --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total distributions                                                   --
                                                                  ----------------
Net asset value, end of year                                          $   6.45
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                         (30.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 16,314
Average net assets (000)                                              $ 28,834
Ratios to average net assets:
   Total expenses                                                         3.35%
   Operating expenses, including distribution and service
      (12b-1) fees                                                        3.33%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.33%
   Net investment loss                                                   (1.90)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    26                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class B(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  13.50             $   8.79             $  11.77             $  15.40
    --------         ----------------         --------         ----------------
        (.19)                (.12)                (.01)                (.09)
       (3.87)                4.84                (1.82)               (3.19)
    --------         ----------------         --------         ----------------
       (4.06)                4.72                (1.83)               (3.28)
    --------         ----------------         --------         ----------------
        (.09)                (.01)                  --                   --
        (.05)                  --                 (.29)                  --
          --                   --                 (.86)                (.35)
    --------         ----------------         --------         ----------------
        (.14)                (.01)               (1.15)                (.35)
    --------         ----------------         --------         ----------------
    $   9.30             $  13.50             $   8.79             $  11.77
    --------         ----------------         --------         ----------------
    --------         ----------------         --------         ----------------
      (30.40)%              54.28%              (16.32)%             (21.84)%
    $ 51,004             $107,769             $ 74,457             $128,694
    $ 96,019             $ 85,193             $ 91,983             $244,462
        2.35%                2.47%                2.45%                2.23%
        2.32%                2.47%                2.45%                2.17%
        1.32%                1.47%                1.45%                1.17%
       (1.43)%              (1.09)%               (.12)%               (.61)%

    See Notes to Financial Statements                                     27

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 9.30
                                                                      -------
Income from investment operations
Net investment loss                                                      (.15)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (2.66)
                                                                      -------
      Total from investment operations                                  (2.81)
                                                                      -------
Less distributions
Distributions from net investment income                                   --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of year                                           $ 6.49
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                        (30.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $2,176
Average net assets (000)                                               $3,035
Ratios to average net assets:
   Total expenses                                                        3.35%
   Operating expenses, including distribution and service
      (12b-1) fees                                                       3.33%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                       2.33%
   Net investment loss                                                  (1.90)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class C(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
     $13.50               $ 8.79               $11.77               $15.40
    -------              -------              -------              -------
       (.19)                (.12)                (.01)                (.09)
      (3.87)                4.84                (1.82)               (3.19)
    -------              -------              -------              -------
      (4.06)                4.72                (1.83)               (3.28)
    -------              -------              -------              -------
       (.09)                (.01)                  --                   --
       (.05)                  --                 (.29)                  --
         --                   --                 (.86)                (.35)
    -------              -------              -------              -------
       (.14)                (.01)               (1.15)                (.35)
    -------              -------              -------              -------
     $ 9.30               $13.50               $ 8.79               $11.77
    -------              -------              -------              -------
    -------              -------              -------              -------
     (30.40)%              54.28%              (16.32)%             (21.84)%
     $6,040               $7,073               $1,654               $2,932
     $7,376               $3,103               $2,276               $6,557
       2.35%                2.47%                2.45%                2.23%
       2.32%                2.47%                2.45%                2.17%
       1.32%                1.47%                1.45%                1.17%
      (1.42)%              (1.09)%               (.12)%               (.61)%

    See Notes to Financial Statements                                     29

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   9.75
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.07)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (2.83)
                                                                      --------
      Total from investment operations                                   (2.90)
                                                                      --------
Less distributions
Distributions from net investment income                                    --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of year                                          $   6.85
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (29.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $  1,147
Average net assets (000)                                              $  2,107
Ratios to average net assets:
   Total expenses                                                         2.35%
   Operating expenses                                                     2.33%
   Net investment income (loss)                                           (.86)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    30                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class Z(a)
-------------------------------------------------------------------------------------
                            Year Ended October 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  14.12             $   9.17             $  12.28             $  15.89
    --------             --------             --------             --------
        (.06)                  --                  .08                  .06
       (4.08)                5.06                (1.89)               (3.32)
    --------             --------             --------             --------
       (4.14)                5.06                (1.81)               (3.26)
    --------             --------             --------             --------
        (.18)                (.11)                  --                   --
        (.05)                  --                 (.44)                  --
          --                   --                 (.86)                (.35)
    --------             --------             --------             --------
        (.23)                (.11)               (1.30)                (.35)
    --------             --------             --------             --------
    $   9.75             $  14.12             $   9.17             $  12.28
    --------             --------             --------             --------
    --------             --------             --------             --------
      (29.75)%              56.05%              (15.36)%             (21.02)%
    $  3,767             $ 43,311             $ 12,429             $ 19,520
    $ 33,479             $ 22,811             $ 15,099             $ 31,945
        1.35%                1.47%                1.45%                1.23%
        1.32%                1.47%                1.45%                1.17%
        (.40)%               (.03)%                .82%                 .39%

    See Notes to Financial Statements                                     31

       Prudential Pacific Growth Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Pacific Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. (the 'Fund') at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2001
    32

Prudential Pacific Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide
you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you.
This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Pacific Growth Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
           www.PruFN.com (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential
mutual funds.

Prudential Pacific Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read.
We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance.
It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

          www.PruFN.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on successful--
and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings), liabilities
(how much the Fund owes), and net assets
(the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which
details income (mostly interest and
dividends earned) and expenses (including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Pacific Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and
expenses translate into changes in
net assets. The Fund is required to pay
out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material
that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements
from prior pages, but on a per-share basis.
It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant
looks over our books and certifies that
the financial statements are fairly
presented in accordance with generally
accepted accounting principles.

TAX INFORMATION
This is information that we report
annually about how much of your total
return is taxable. Should you have any
questions, you may want to consult a tax adviser.

          www.PruFN.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the Securities
Exchange Commission. Performance is
presented here as the return on a
hypothetical $10,000 investment in the
Fund since its inception or for 10 years
(whichever is shorter). To help you put
that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Pacific Growth Fund, Inc.

Class A  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/01
                       One Year       Five Years     Since Inception
With Sales Charge      -33.11%         -13.51%            -2.43%
Without Sales Charge   -29.59%         -12.62%            -1.89%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
Pacific Growth Fund, Inc. (Class A shares) with a similar investment in the Morgan
Stanley Capital International All Country
Asia Pacific Index (MSCI AC Asia Pacific
Index) and the Morgan Stanley Capital
International All Country Asia Pacific
Free Gross Index (MSCI AC Asia Pacific
Free Gross Index) by portraying the
initial account values at the commencement of operations of Class A shares (July 24, 1992) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

See the page following these charts for an explanation of the indexes.

           www.PruFN.com  (800) 225-1852

Class B  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/01
                       One Year       Five Years     Since Inception
With Sales Charge      -34.18%         -13.57%            -2.70%
Without Sales Charge   -30.72%         -13.42%            -2.70%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
Pacific Growth Fund, Inc. (Class B shares) with a similar investment in the Morgan
Stanley Capital International All Country
Asia Pacific Index (MSCI AC Asia Pacific
Index) and the Morgan Stanley Capital
International All Country Asia Pacific
Free Gross Index (MSCI AC Asia Pacific
Free Gross Index) by portraying the
initial account values at the commencement of operations of Class B shares (July 24, 1992) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on
October 31, 2001; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions
were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

See the page following these charts for an explanation of the indexes.

Prudential Pacific Growth Fund, Inc.

Class C  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/01
                       One Year       Five Years     Since Inception
With Sales Charge      -31.68%         -13.48%           -10.26%
Without Sales Charge   -30.29%         -13.31%           -10.13%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
Pacific Growth Fund, Inc. (Class C shares) with a similar investment in the Morgan
Stanley Capital International All Country
Asia Pacific Index (MSCI AC Asia Pacific
Index) and the Morgan Stanley Capital
International All Country Asia Pacific
Free Gross Index (MSCI AC Asia Pacific
Free Gross Index) by portraying the
initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial
$10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

See the page following these charts for an explanation of the indexes.

            www.PruFN.com  (800) 225-1852

Class Z  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/01
                       One Year       Five Years     Since Inception
                        -29.89%        -12.47%           -11.73%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
Pacific Growth Fund, Inc. (Class Z shares) with a similar investment in the Morgan
Stanley Capital International All Country
Asia Pacific Index (MSCI AC Asia Pacific
Index) and the Morgan Stanley Capital
International All Country Asia Pacific
Free Gross Index (MSCI AC Asia Pacific
Free Gross Index) by portraying the
initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

See the page following these charts for an explanation of the indexes.

Prudential Pacific Growth Fund, Inc.

Growth of a $10,000 Investment Additional Footnotes

Explanation of the MSCI Indexes portrayed in the Growth of a $10,000 Investment graphs for Classes
A, B, C, and Z.

The MSCI AC Asia Pacific Index was the
Fund's benchmark until the close of
October 31, 2001. MSCI discontinued
selected regional composite indexes that included emerging market country indexes constructed from the viewpoint of the domestic investor. Our former benchmark now has a corresponding index, the MSCI AC
Asia Pacific Free Gross Index, that will continue to be the Fund's benchmark from October 31, 2001 forward. Per MSCI, the decision to discontinue the selected regional Emerging Market and All Country
Indexes was motivated by a lack of client interest, as well as the transition of the MSCI Standard Equity Index Series to the
MSCI Enhanced Methodology.

The Fund's benchmark going forward, the
MSCI AC Asia Pacific Free Gross Index, is a weighted, unmanaged index comprising approximately 950 securities listed on the stock exchanges of Australia, Hong Kong, Japan, Malaysia, Singapore, Indonesia, Sri
Lanka, China (free), Pakistan, Taiwan,
India, Korea, the Philippines, and
Thailand. The MSCI AC Asia Pacific Free
Gross Index portrayed in our graphs in the preceding pages for Classes A, B, C, and Z includes the reinvestment of dividends, is gross of foreign withholding taxes, and does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI AC Asia Pacific Free Gross Index may differ substantially from the securities in the Fund. The MSCI AC Asia Pacific Free
Gross Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance.

FOR MORE INFORMATION
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
JF International Management Limited
46th Floor, Jardine House
1 Connaught Place, Central
Hong Kong

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    Nasdaq      CUSIP
  Class A       PRPAX     743941106
  Class B       PRPBX     743941205
  Class C       PRPCX     743941304
  Class Z       PPGZX     743941403

MF157E       IFS-A067692